Exhibit 10.2

17672 Laurel Park Drive N, Suite 400E Livonia, Michigan 48152-3984

January 30, 2018

Jeffrey Kersten

17672 N. Laurel Park Drive, Ste. 400E

Livonia, MI 48152

Re: Amendment to Employment Agreement With Respect to LTI Awards

Dear Jeff,

Reference is made to the Second Amended and Restated Employment Agreement, dated as of August 31, 2016, between you and Tower Automotive Operations USA I, LLC (the “Employment Agreement”).

This is to confirm that, effective for fiscal years during the “Term” (as defined in the Employment Agreement) beginning on and after March 6, 2018, “one hundred fifty percent (150%)” shall be substituted for “one hundred percent (100%)” where the latter appears in Section 4.3 of the Employment Agreement.

Except as provided by this letter, the provisions of the Employment Agreement shall remain in full force and effect.

Please acknowledge your agreement with the foregoing by countersigning this letter below and returning it to me.

Regards,

/s/ Mark Flynn

Mark Flynn

Sr. Vice President Global Human Resources

Acknowledged and agreed:

/s/ Jeffrey L. Kersten

Jeffrey L. Kersten